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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 1, 1999


                              RAINBOW RENTALS, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)



            OHIO                      0-24333                    34-1512520
            ----                      -------                    ----------
(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)


         3711 Starr Centre Drive
             Canfield, Ohio                                        44406
         -----------------------                                 ----------
(Address of principal executive offices)                         (Zip Code)


                                 (330) 533-5363
                                 --------------
               Registrant's telephone number, including area code




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Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Effective March 1, 1999, Rainbow Rentals, Inc. (the "Company") completed the acquisition of substantially all of the assets of Blue Ribbon Rentals, Inc. and Blue Ribbon Rentals II, Inc. (collectively, "Blue Ribbon"), consisting primarily of 14,400 rental purchase agreements, the inventory of merchandise leased thereunder and idle merchandise inventory, delivery vehicles and related store furniture and fixtures. Blue Ribbon operated 15 rental stores in Ohio and Pennsylvania. The Company intends to merge the business of some of the stores into existing Company stores. The purchase price, which is subject to post-closing adjustments, totaled approximately $10,300,000. The Company financed the acquisition from funds available under the Company's existing credit facility from Bank of America Illinois. In connection with the acquisition, the size of the Company's credit facility has been increased from $10 to $16 million.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a) Financial Statements of Business Acquired

It is impracticable to provide the required financial statements of Blue Ribbon at the time of filing this report on Form 8-K. The required financial statements will be filed as soon as practicable but not later than 60 days after the date by which this report must be filed.

(b) Pro Forma Financial Information

It is impracticable to provide the required pro forma financial statements with respect to the acquisition of Blue Ribbon at the time of filing this report on Form 8-K. The required financial statements will be filed as soon as practicable but not later than 60 days after the date by which this report must be filed.

(c) Exhibits

See Exhibit Index on page 4 of this report.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                                RAINBOW RENTALS, INC.
                                                (Registrant)


Date: March 15, 1999                       By:  /s/ WAYLAND J. RUSSELL
                                                --------------------------------
                                                Wayland J. Russell, Chairman and
                                                Chief Executive Officer



                                           By:  /s/ MICHAEL A. PECCHIA
                                                --------------------------------
                                                Michael A. Pecchia,
                                                Chief Financial Officer



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                              RAINBOW RENTALS, INC.

                             FORM 8-K CURRENT REPORT

Exhibit Index
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Exhibit No.       Description
-----------       -----------

 4.1 Consent and Amendment No. 11 to Loan and Security Agreement between Rainbow Rentals, Inc. and Bank of America National Trust & Savings Association, dated March 1, 1999

10.1 Amended and Restated Asset Purchase Agreement dated March 1, 1999 among Rainbow Rentals, Inc., Blue Ribbon Rentals,
                  Inc., Blue Ribbon Rentals II, Inc. and William Wendell